Page 22 of 23 Pages



                                    EXHIBIT C

                             JOINT FILING AGREEMENT

               The undersigned hereby agree that the statement on Schedule 13D with respect to the Common Stock of The Perkin-Elmer Corporation dated January 1, 1997 is, and any amendments thereto signed by each of the undersigned shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(f) under the Securities Exchange Act of 1934.


Date:  January 1, 1997             QUANTUM INDUSTRIAL PARTNERS LDC


                                   By:  /S/ SEAN C. WARREN
                                        --------------------------------------
                                        Sean C. Warren
                                        Attorney-in-Fact


                                   QIH MANAGEMENT INVESTOR, L.P.

                                   By:  QIH Management, Inc.,
                                        its General Partner


                                        By:  /S/ SEAN C. WARREN
                                             ----------------------------------
                                             Sean C. Warren
                                             Vice President


                                   QIH MANAGEMENT, INC.


                                   By:  /S/ SEAN C. WARREN
                                        --------------------------------------
                                        Sean C. Warren
                                        Vice President


                                   SOROS FUND MANAGEMENT LLC


                                   By:  /S/ SEAN C. WARREN
                                        --------------------------------------
                                        Sean C. Warren
                                        Managing Director

                                                             Page 23 of 23 Pages

                                   GEORGE SOROS


                                   By:  /S/ SEAN C. WARREN
                                        --------------------------------------
                                        Sean C. Warren
                                        Attorney-in-Fact


                                   STANLEY F. DRUCKENMILLER


                                   By:  /S/ SEAN C. WARREN
                                        --------------------------------------
                                        Sean C. Warren
                                        Attorney-in-Fact


                                   WINSTON PARTNERS, L.P.

                                   By:  Chatterjee Fund Management, L.P.,
                                        its General Partner

                                        By:  Purnendu Chatterjee,
                                             its General Partner


                                             By:  /S/ PETER HURWITZ
                                                  -----------------------------
                                                  Peter Hurwitz
                                                  Attorney-in-Fact


                                   CHATTERJEE FUND MANAGEMENT, L.P.

                                   By:  Purnendu Chatterjee,
                                        its General Partner


                                        By:  /S/ PETER HURWITZ
                                             ----------------------------------
                                             Peter Hurwitz
                                             Attorney-in-Fact


                                   PURNENDU CHATTERJEE


                                   By:  /S/ PETER HURWITZ
                                       ----------------------------------------
                                       Peter Hurwitz
                                       Attorney-in-Fact